UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K-A2

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 16, 2001
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                            BIRCH FINANCIAL, INC.
                            ---------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       333-49736                      91-2077659
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                             15722 Kadota Street
                          Sylmar, California 91342
                          ------------------------
                   (Address of Principal Executive Offices)

                               (800) 959-3701
                               --------------
                       (Registrant's Telephone Number)


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Jimmy Loh, CPA, a Professional Corporation, of Alhambra, California, audited the consolidated financial statements of Birch Financial, Inc., a Nevada corporation (the "Company") for the calendar years ended December 31, 1999 and 1998, which accompanied the Company's Registration Statement on Form SB-2, and which was previously filed with the Securities and Exchange Commission. Jimmy Loh, CPA, also audited the consolidated financial statements of the Company for the calendar years ended December 31, 2000 and 1999, which accompanied the amendments to the Company's Registration Statement on Form SB-2, and which were also filed with the Securities and Exchange Commission.

          On October 16, 2001, Jimmy Loh, CPA, resigned as the Company's independent auditor due to its inability to locate an insurer that will provide professional liability insurance for securities matters.

          On October 18, 2001, the Company's Board of Directors voted to engage Pritchett, Siler & Hardy, P.C., Certified Public Accountants, of Salt Lake City, Utah, to serve as its new independent auditor.

          During the Company's two most recent fiscal years and the interim period preceding the date of the resignation, there were no disagreements between the Company and Jimmy Loh, CPA, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          The reports of Jimmy Loh, CPA, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two most recent calendar years, and since then, neither Jimmy Loh, CPA, nor Pritchett, Siler & Hardy, P.C., has advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

            (2) That information has come to their attention that has made them unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management;

          (3) That the scope of its audit should be expanded significantly, or that information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation.

          The Company has provided Jimmy Loh, CPA, with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. However, the Company has been advised that Mr. Loh is out of the country and will not be able to provide a response until he returns on October 25, 2001. The Company will file a copy of his response within 10 business days after the date of filing of this Report, but in no event later than two business days after receipt of the response.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                      Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BIRCH FINANCIAL, INC.


Dated:  12/11/01                                    /s/ Efraim Donitz
       -----------------                           ------------------
                                                   Efraim Donitz
                                                   President, CEO, Treasurer
                                                   and Director